UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2023

SOW GOOD INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53952	27-2345075
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1440 N Union Bower Rd
Irving, TX 75061
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (214) 623-6055

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock	SOWG	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 20, 2023, the Company’s board of directors appointed Keith Terreri as the Company’s Chief Financial Officer, effective December 4, 2023.

In connection with this appointment as Chief Financial Officer, the Company executed an Offer Letter with Mr. Terreri (the “Offer Letter”), which sets his base salary at $270,000 per year and his target bonus of up to $67,500 per year based on criteria determined by the Company. Pursuant to the Offer Letter, Mr. Terreri is entitled to a grant of 27,000 stock options, representing the right to purchase shares of the Company’s common stock, subject to Mr. Terreri’s continuous service to the Company through each vesting date.

The foregoing description of the Offer Letter does not purport to be complete and is qualified in its entirety by the text of the Offer Letter, which is filed as Exhibit 10.1 to this Form 8-K, and is incorporated herein by reference.

Mr. Terreri was not selected as an executive officer pursuant to any arrangements or understandings with the Company or with any other person, there are no family relationships between Mr. Terreri and any director or executive officer of the Company required to be disclosed under Item 401(d) of Regulation S-K, and Mr. Terreri has no direct or indirect material interest in any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K.

Item 8.01.	Other Events.

On November 21, 2023, the Company issued a press release regarding its recent offering and sale of 426,288 shares of the Company’s common stock, at a price of $6.50 per share. The press release issued on November 21, 2023 also announced the appointment of Mr. Terreri as Chief Financial Officer of the Company. A copy of the press release is being furnished to the Securities and Exchange Commission and is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Offer Letter dated November 13, 2023
99.1	Press Release dated November 21, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOW GOOD INC.

	By:	/s/ Claudia Goldfarb
Claudia Goldfarb
Chief Executive Officer

Date: November 21, 2023